Amendment No. 1 to Development and Clinical Master Services Agreement
This Amendment No. 1 (this “Amendment”), dated as of February 8, 2022 (“Amendment Effective Date”), between Evelo Biosciences, Inc. (the “Client”) and Halo Pharmaceutical, Inc. d/b/a Cambrex Whippany (the “Cambrex”) amends that certain Development and Clinical Master Services Agreement, dated December 17, 2020, between the Client and Cambrex (the “Agreement”). The Client and Cambrex are each referred to herein as a “Party” and, collectively, as the “Parties.” Capitalized terms used and not otherwise defined in this Amendment shall have the meanings set forth in the Agreement.
Recitals
WHEREAS, pursuant to the Agreement, Client has retained Cambrex to perform certain services;
WHEREAS, the Parties desire to amend the Agreement to allow for Affiliates of Cambrex to also perform Services for Client pursuant to the Agreement;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
1.The following shall be added as a new Section 2.10:
“2.10    Any Affiliate of Cambrex may enter into a Proposal with Client under this Agreement. By entering into a Proposal, such Cambrex Affiliate will be deemed a party under this Agreement and shall have the same rights and obligations of Cambrex under this Agreement and all references to Cambrex in this Agreement shall be deemed to refer to the Cambrex Affiliate that entered into such Proposal. To be clear, any Proposal entered into by a Cambrex Affiliate shall be between and enforceable by Client and the Cambrex Affiliate who is a party to such Proposal only.”
2.The Parties agree that the following executed proposals listed in Appendix A and corresponding Change Orders (collectively, the “Acknowledged Proposals”) are incorporated into and entered into pursuant to the Agreement, as amended by this Amendment, notwithstanding anything to the foregoing set forth in such Proposals.
3.This Amendment shall be effective as of the Amendment Effective Date. On and after the Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each similar reference in the other documents entered into in connection with the Agreement (including any work order), shall mean and be a reference to the Agreement, as amended by this Amendment. Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. For the avoidance of doubt, Section 5.4, Article 10, and Article 11 of the Agreement shall apply mutatis mutandis to this Amendment.
4.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. Federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.This Amendment shall be construed and interpreted in accordance with the internal laws of the State of New Jersey and laws of the United States, without giving effect to the principles of conflicts of law thereof.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the Amendment Effective Date.
EVELO BIOSCIENCES, INC.
By:    /s/ Daniel Char
Name:    Daniel Char
Title:     General Counsel

HALO PHARMACEUTICAL, INC. D/B/A CAMBREX WHIPPANY

By: /s/ Samantha Hanley
Name: Samantha Hanley
Title:     Vice President

Appendix A

Acknowledged Proposals

1)Proposal Number (EVLO-D21-D008-A), between Client and Avista Pharma Solutions, Inc., dated May 4, 2021
a)Change Order No. 1 to Proposal (EVLO-D21-D008-A) Schedule B-10, dated August 23, 2021
b)Change Order No 2 to Proposal (EVLO-D21-D008-A, Schedule B-10), dated October 12, 2021

2)Proposal Number (EVLO-D21-D006-B Schedule B-7), between Client and Avista Pharma Solutions, Inc., dated April 23, 2021
a)Change Order No. 1 to Proposal (EVLO-D21-D006-B), dated August 23, 2021